Exhibit 99.2

US GAAP - Consolidated Group income statement
$m	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Sportsbook	1,055	1,212	1,105	1,140	4,512	1,111	1,341	1,215	1,649	5,316	1,667	1,725	1,288	1,906	6,585
iGaming	813	796	736	770	3,115	853	798	879	1,043	3,573	1,113	1,122	1,135	1,251	4,621
Other	179	184	150	169	682	144	148	133	150	574	139	154	136	155	584

Total revenue	2,047	2,191	1,992	2,079	8,308	2,108	2,287	2,227	2,842	9,463	2,918	3,000	2,559	3,312	11,790

Cost of sales	(918)	(970)	(962)	(1,031)	(3,881)	(1,085)	(1,100)	(1,176)	(1,452)	(4,813)	(1,541)	(1,490)	(1,386)	(1,784)	(6,202)

Gross profit	1,129	1,221	1,030	1,047	4,427	1,023	1,186	1,051	1,390	4,650	1,377	1,510	1,173	1,528	5,588

Technology, research and development expenses	(133)	(215)	(129)	(156)	(634)	(133)	(156)	(109)	(154)	(552)	(168)	(176)	(214)	(207)	(765)
Sales & marketing expenses	(726)	(706)	(653)	(735)	(2,819)	(751)	(685)	(681)	(897)	(3,014)	(882)	(667)	(700)	(1,527)	(3,776)
General and administrative expenses	(157)	(547)	(476)	(244)	(1,423)	(272)	(236)	(349)	(315)	(1,172)	(342)	(444)	(394)	(415)	(1,596)

Operating profit / (loss)	113	(246)	(229)	(87)	(449)	(133)	109	(88)	24	(88)	(16)	223	(135)	(621)	(549)

Other (expense) income, net	88	(16)	97	(68)	101	91	(27)	31	(91)	5	(45)	11	(44)	(80)	(157)
Interest expense, net	(53)	(54)	(107)	(0)	(215)	(41)	(35)	(52)	(84)	(212)	(92)	(83)	(92)	(117)	(385)

Profit/(loss) before tax	148	(316)	(239)	(156)	(563)	(84)	48	(109)	(150)	(295)	(151)	152	(271)	(818)	(1,091)

Income tax (expense) / benefit	(27)	(201)	15	19	(194)	(21)	(28)	(92)	66	(75)	(98)	53	(16)	(59)	(120)

Net profit / (loss)	121	(516)	(224)	(137)	(757)	(105)	19	(201)	(84)	(370)	(249)	205	(287)	(877)	(1,211)

Quarterly Group information

Group - revenue and Adjusted EBITDA US GAAP
$m (except AMPS and %)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Average monthly players (‘000s)	7,868	8,191	7,811	8,715	8,146	9,522	9,747	9,596	12,114	10,245	12,349	12,222	11,139	13,588	12,325
Sportsbook stakes	11,997	11,643	11,590	14,180	49,410	15,045	13,593	12,105	17,583	58,327	18,589	15,582	14,165	21,966	70,302
Sportsbook net revenue margin	8.8%	10.4%	9.5%	8.0%	9.1%	7.4%	9.9%	10.0%	9.4%	9.1%	9.0%	11.1%	9.1%	8.7%	9.4%
Sportsbook	1,055	1,212	1,105	1,140	4,513	1,111	1,341	1,215	1,649	5,316	1,667	1,725	1,288	1,906	6,585
iGaming	813	796	736	770	3,115	853	798	879	1,043	3,573	1,113	1,122	1,135	1,251	4,621
Other	179	184	150	169	681	144	147	133	150	574	139	154	136	155	584

Total revenue	2,047	2,191	1,992	2,078	8,308	2,108	2,287	2,227	2,842	9,463	2,918	3,000	2,559	3,312	11,790

Adjusted EBITDA[1]	380	29	238	238	886	137	401	217	388	1,142	310	568	236	564	1,678
Adjusted EBITDA margin[1]	18.6%	1.3%	12.0%	11.5%	10.7%	6.5%	17.5%	9.7%	13.6%	12.1%	10.6%	18.9%	9.2%	17.0%	14.2%
Share-based compensation[2]	7	402	47	27	484	42	30	59	17	147	43	64	25	64	196

Further Adjusted EBITDA[1,3]	387	430	286	266	1,369	178	430	276	405	1,289	352	632	261	629	1,874

Further Adjusted EBITDA margin[1,3]	18.9%	19.6%	14.3%	12.8%	16.5%	8.5%	18.8%	12.4%	14.2%	13.6%	12.1%	21.1%	10.2%	19.0%	15.9%

Unallocated corporate overhead — US GAAP
Unallocated corporate overhead costs	(46)	(38)	(33)	(35)	(151)	(41)	(34)	(50)	(16)	(141)	(38)	(47)	(62)	(67)	(215)
Share-based compensation[2]	4	4	3	3	14	3	4	4	3	14	3	6	9	10	28

Unallocated corporate overhead costs excluding share-based compensation expenses[1,3]	(42)	(33)	(29)	(32)	(137)	(38)	(30)	(46)	(13)	(127)	(35)	(41)	(53)	(58)	(187)

Quarterly Group and segmental information

US - revenue and Adjusted EBITDA US GAAP[4]
$m (except AMPS and %)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Average monthly players (‘000s)	1,648	1,292	1,312	1,975	1,557	2,359	2,016	1,860	3,039	2,319	3,449	2,789	2,564	4,032	3,209
Sportsbook stakes	3,743	3,294	2,907	5,531	15,474	7,650	6,556	5,279	9,544	29,029	10,943	8,181	7,384	14,570	41,078
Sportsbook net revenue margin	4.4%	8.2%	6.3%	6.6%	6.4%	4.2%	7.9%	8.6%	8.6%	7.3%	7.0%	9.6%	6.9%	7.0%	7.5%
Sportsbook	166	271	184	365	985	318	517	456	818	2,109	762	783	506	1,026	3,076
iGaming	137	141	132	159	568	184	180	179	218	761	262	262	271	326	1,121
Other	94	96	74	98	362	78	77	73	88	316	71	74	69	73	287

Total revenue	397	507	389	622	1,915	580	775	708	1,124	3,187	1,095	1,118	845	1,425	4,484

Adjusted EBITDA	(113)	(367)	(170)	(61)	(711)	(203)	14	(103)	(55)	(347)	(95)	122	(89)	127	65
Adjusted EBITDA margin	(28.5%)	(72.3%)	(43.6%)	(9.9%)	(37.1%)	(35.0%)	1.8%	(14.6%)	(4.9%)	(10.9%)	(8.7%)	10.9%	(10.6%)	8.9%	1.4%
Share-based compensation expense[2]	(6)	385	24	19	421	22	7	27	28	84	24	31	22	25	102

Further Adjusted EBITDA[1,3]	(119)	18	(146)	(42)	(289)	(180)	21	(76)	(27)	(263)	(71)	153	(67)	152	167

Further Adjusted EBITDA margin[1,3]	(30.1%)	3.5%	(37.5%)	(6.7%)	(15.1%)	(31.1%)	2.7%	(10.7%)	(2.4%)	(8.2%)	(6.5%)	13.7%	(8.0%)	10.7%	3.7%

Additional information: Segment operating expenses
Cost of sales	230	267	219	316	1,032	382	443	432	590	1,848	664	626	511	799	2,602
Technology, research and development expenses	33	114	34	54	235	34	51	16	43	144	56	40	65	65	225
Sales & marketing expenses	254	207	238	284	982	302	231	259	419	1,211	381	228	252	336	1,197
General and administrative expenses	(6)	286	67	30	377	64	36	104	127	331	89	102	106	97	395
Additional information: Share-based compensation expense for segment operating expenses[2]
Cost of sales	—	—	—	—	—	—	—	—	—	—	3	4	3	3	12
Technology, research and development expenses	4	90	10	9	114	7	23	10	(8)	32	5	7	6	6	24
Sales & marketing expenses	1	41	6	5	53	3	1	7	1	11	3	4	3	3	13
General and administrative expenses	(12)	254	8	5	254	13	(18)	11	34	41	13	16	11	12	53
Additional information: Segment operating expenses excluding share based payments[2]
Cost of sales	230	267	219	316	1,032	382	443	432	590	1,848	662	623	509	796	2,589
Technology, research and development expenses	28	24	24	45	121	28	28	6	51	112	50	32	59	59	201
Sales & marketing expenses	252	166	232	279	929	300	230	252	418	1,200	378	224	249	333	1,185
General and administrative expenses	6	32	59	25	123	51	54	93	93	290	76	86	95	84	341

Quarterly Group and segmental information

UKI - revenue and Adjusted EBITDA US GAAP
$m (except AMPS and %)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Average monthly players (‘000s)	3,167	3,440	3,060	2,946	3,153	3,627	3,781	3,459	3,973	3,710	4,024	4,108	3,625	3,888	3,911
Online sportsbook stakes	4,249	3,916	3,119	3,137	14,421	3,072	2,774	2,250	2,616	10,714	2,820	2,826	2,408	2,667	10,722
Online sportsbook net revenue margin	10.6%	10.7%	9.8%	7.2%	9.7%	9.8%	11.6%	10.4%	9.3%	10.2%	11.0%	11.8%	11.1%	11.1%	11.3%
Retail sportsbook stakes	3	287	503	448	1,241	442	455	376	396	1,669	420	440	404	386	1,650
Retails sportsbook net revenue margin	(6.1%)	12.7%	12.5%	12.8%	12.6%	13.4%	13.1%	13.9%	13.8%	13.5%	15.4%	15.1%	15.0%	15.8%	15.3%
Total sportsbook stakes	4,252	4,203	3,622	3,585	15,662	3,515	3,229	2,626	3,012	12,382	3,240	3,266	2,812	3,054	12,372
Sportsbook net revenue margin	10.6%	10.8%	10.1%	7.9%	9.9%	10.2%	11.8%	10.9%	9.9%	10.7%	11.6%	12.3%	11.6%	11.7%	11.8%
Revenue
Online sportsbook	450	419	305	225	1,400	300	321	233	244	1,097	312	334	267	297	1,209
Online iGaming	271	259	231	232	993	273	270	254	282	1,078	290	310	321	363	1,284
Other	60	59	49	40	208	38	44	35	35	152	41	49	42	48	180

Total online revenue	781	737	584	497	2,600	611	634	522	560	2,327	643	693	630	708	2,674

Retail sportsbook	(0)	37	63	57	156	59	60	52	55	226	65	66	61	61	253
Retail Gaming	(0)	22	31	30	82	29	28	25	28	111	28	29	31	32	121
Other	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total retail revenue	(0)	58	93	87	239	88	88	78	83	337	93	96	91	93	373

Sportsbook	450	456	368	283	1,556	359	380	286	298	1,323	376	400	327	358	1,462
Gaming	271	281	261	262	1,075	302	298	279	310	1,189	319	339	351	395	1,404
Other	60	59	49	40	208	38	44	35	35	152	41	49	42	48	180

Total revenue	781	796	677	585	2,839	699	722	600	643	2,664	736	788	721	801	3,047

Adjusted EBITDA	244	229	174	135	781	151	236	173	198	757	202	240	180	266	888
Adjusted EBITDA margin	31.2%	28.8%	25.6%	23.0%	27.5%	21.5%	32.7%	28.9%	30.7%	28.4%	27.4%	30.4%	28.6%	37.6%	29.1%
Share-based compensation expense[2]	4	4	4	5	16	3	5	4	6	19	4	9	4	5	23

Further Adjusted EBITDA[1,3]	247	233	178	139	798	154	241	178	204	777	206	249	185	271	911

Further Adjusted EBITDA margin[1,3]	31.7%	29.3%	26.3%	23.8%	28.1%	22.0%	33.4%	29.6%	31.6%	29.1%	28.0%	31.6%	25.6%	33.8%	29.9%
Additional information: Segment operating expenses
Cost of sales	272	291	263	221	1,047	272	269	215	224	981	264	276	285	290	1,115
Technology, research and development expenses	49	47	36	29	162	41	43	33	22	139	36	39	38	46	160
Sales & marketing expenses	149	164	141	151	605	160	136	116	132	545	154	144	152	144	593
General and administrative expenses	67	64	64	49	244	75	38	61	67	242	80	90	65	56	291

Additional information: Share-based compensation expense for segment operating expenses[2]
Cost of sales	1	1	4	(3)	4	1	0	0	1	3	0	1	0	1	2
Technology, research and development expenses	0	1	1	(0)	1	1	1	1	1	4	1	2	1	1	5
Sales & marketing expenses	0	0	0	(0)	0	1	0	1	2	3	0	1	0	0	2
General and administrative expenses	2	2	(1)	8	11	1	4	2	2	9	3	6	2	3	14

Additional information: Segment operating expenses excluding share based payments[2]
Cost of sales	271	289	259	224	1,043	271	269	215	223	978	264	275	285	290	1,114
Technology, research and development expenses	49	47	35	30	161	40	42	32	21	135	36	37	37	45	155
Sales & marketing expenses	149	164	140	151	605	159	136	116	130	542	153	143	152	143	592
General and administrative expenses	65	62	65	41	233	74	34	59	65	233	77	84	63	53	277

Quarterly Group and segmental information

Australia- revenue and Adjusted EBITDA US GAAP
$m (except AMPS and %)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Average monthly players (‘000s)	831	982	1,086	1,133	1,008	915	1,072	1,100	1,275	1,090	993	1,139	1,124	1,189	1,111
Sportsbook stakes	3,379	3,561	4,581	4,563	16,084	3,387	3,377	3,377	3,767	13,908	3,143	2,959	2,928	3,021	12,051
Sportsbook net revenue margin	11.4%	12.0%	11.2%	10.0%	11.1%	11.5%	12.0%	11.1%	10.3%	11.2%	11.2%	13.2%	11.3%	12.4%	12.0%
Sportsbook	385	429	513	455	1,782	390	404	374	389	1,558	351	389	332	376	1,447
iGaming	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total revenue	385	429	513	455	1,782	390	404	374	389	1,558	351	389	332	376	1,447

Adjusted EBITDA	147	129	183	139	598	140	141	96	100	477	84	105	61	98	348
Adjusted EBITDA margin	38.2%	30.1%	35.7%	30.5%	33.6%	35.8%	34.9%	25.7%	25.6%	30.6%	23.9%	27.0%	18.4%	26.1%	24.1%
Share-based compensation expense[2]	2	2	2	2	7	1	3	2	2	8	1	2	2	2	8

Further Adjusted EBITDA[1,3]	149	131	185	140	605	141	144	99	102	485	85	108	63	100	356

Further Adjusted EBITDA margin[1,3]	38.7%	30.6%	36.0%	30.8%	34.0%	36.1%	35.6%	26.4%	26.1%	31.1%	24.2%	27.6%	19.0%	26.7%	24.6%
Additional information: Segment operating expenses
Cost of sales	178	203	236	240	857	184	185	189	195	754	187	198	182	198	764
Technology, research and development expenses	8	9	7	9	32	6	8	7	7	28	10	6	10	6	32
Sales & marketing expenses	41	69	66	56	232	46	54	63	66	229	52	57	58	57	225
General and administrative expenses	11	20	21	11	63	13	16	19	21	70	18	23	20	16	78

Additional information: Share-based compensation expense for segment operating expenses[2]
Cost of sales	1	1	1	(0)	2	—	—	—	—	—	—	—	—	—	—
Technology, research and development expenses	0	0	0	(0)	1	—	—	—	—	—	—	—	—	—	—
Sales & marketing expenses	0	0	0	(0)	0	—	—	—	—	—	—	—	—	—	—
General and administrative expenses	1	1	(0)	2	4	1	3	2	2	8	1	2	2	2	8

Additional information: Segment operating expenses excluding share based payments[2]
Cost of sales	177	202	235	240	855	184	185	189	195	754	187	198	182	198	764
Technology, research and development expenses	7	8	7	9	31	6	8	7	7	28	10	6	10	6	32
Sales & marketing expenses	41	69	65	57	232	46	54	63	66	229	52	57	58	57	225
General and administrative expenses	10	19	21	9	59	12	13	17	19	62	16	21	19	14	70

Quarterly Group and segmental information

International - revenue and Adjusted EBITDA US GAAP4
$m (except AMPS and %)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Average monthly players (‘000s)	2,223	2,476	2,353	2,661	2,428	2,622	2,878	3,176	3,827	3,126	3,884	4,186	3,827	4,479	4,094
Sportsbook stakes	623	585	481	501	2,190	494	431	823	1,260	3,008	1,263	1,175	1,042	1,322	4,802
Sportsbook net revenue margin	8.7%	9.6%	8.5%	7.7%	8.7%	9.0%	9.1%	12.1%	11.4%	10.8%	14.1%	13.0%	11.8%	11.1%	12.5%
Sportsbook	54	56	41	39	190	44	39	100	143	326	178	152	122	146	599
iGaming	405	375	344	348	1,472	367	319	421	515	1,622	531	521	513	530	2,096
Other	25	29	27	30	111	28	26	25	27	107	27	31	25	34	117

Total revenue	484	459	412	417	1,772	439	385	546	685	2,055	736	704	660	711	2,812

Adjusted EBITDA	148	74	84	62	368	90	43	101	161	395	157	148	146	140	592
Adjusted EBITDA margin	30.7%	16.2%	20.2%	14.8%	20.8%	20.5%	11.3%	18.4%	23.5%	19.2%	21.4%	21.0%	22.1%	19.7%	21.1%
Share-based compensation expense[2]	5	7	14	(1)	25	11	11	21	(22)	22	10	15	(13)	23	35

Further Adjusted EBITDA[1,3]	153	81	98	61	393	102	54	122	139	417	167	164	134	163	627

Further Adjusted EBITDA margin[1,3]	31.6%	17.6%	23.7%	14.6%	22.1%	23.2%	14.0%	22.3%	20.3%	20.3%	22.7%	23.2%	20.2%	23.0%	22.3%
Additional information: Segment operating expenses
Cost of sales	168	170	172	174	685	175	156	236	328	894	341	313	295	338	1,286
Technology, research and development expenses	31	32	38	43	144	33	38	38	59	169	42	63	46	50	202
Sales & marketing expenses	93	120	66	98	377	91	100	95	142	429	117	112	107	86	421
General and administrative expenses	43	63	52	40	198	50	48	76	(5)	168	79	69	66	96	310

Additional information: Share-based compensation expense for segment operating expenses[2]
Cost of sales	0	0	1	1	3	0	1	0	2	3	0	0	0	0	1
Technology, research and development expenses	1	1	2	2	6	0	2	0	3	5	0	(0)	1	0	1
Sales & marketing expenses	0	0	0	0	1	0	1	0	2	3	0	(0)	0	0	0
General and administrative expenses	3	5	11	(5)	14	11	6	21	(28)	10	9	16	(14)	23	34

Additional information: Segment operating expenses excluding share based payments[2]
Cost of sales	168	170	171	173	682	175	155	235	326	891	341	312	295	338	1,286
Technology, research and development expenses	30	32	36	41	138	33	35	38	56	163	42	64	45	50	201
Sales & marketing expenses	93	119	66	98	376	91	99	94	140	425	117	112	107	86	421
General and administrative expenses	40	57	42	45	184	38	41	56	23	158	70	53	80	73	276

[1]

Further Adjusted EBITDA and Further Adjusted EBITDA margin on a Group and segment basis, Group Adjusted EBITDA and Group Adjusted EBITDA margin are all non-GAAP financial measures. See the ‘Quarterly Non-GAAP Recs’ section of this pack for reconciliations to the most directly comparable financial measures calculated in accordance with U.S. GAAP.

[2]

From January 1, 2024, Adjusted EBITDA will exclude the cost of share-based compensation expense and the term Further Adjusted EBITDA will become redundant. This change is not reflected in fiscal year 2023 reporting, it will be effective for Q1 2024 reporting. We have however included a reconciliation of the segment cost of sales and operating expenses including share-based compensation expense to the segment operating expense excluding share based payments in this pack.

[3]

Further Adjusted EBITDA is defined as Adjusted EBITDA excluding share-based compensation expense to reflect comparable numbers for the change taking effect from 1 January 2024. From 1 January 2024 Adjusted EBITDA will exclude the cost of share-based compensation expense. We believe that this presentation is common practice in our industry and improves comparability of our results with those of our peers.

[4]

From 1 January 2024, the Group will move PokerStars US to be reported in the International division reflecting how the business is now managed. This change is not be reflected in fiscal year 2023 reporting and is therefore not reflected in the historic comparative information provided in this pack. This will be effective for Q1 2024 reporting, at which point historic comparatives will be recast. As such, please refer to the ‘2024 Policy Changes’ section in this pack where a summary of PokerStars US historical financial information is provided enabling adjustments to be made after fiscal year 2023 reporting, but ahead of Q1 2024 reporting. To make these adjustments the PokerStars US numbers provided must be added to the International segment and subtracted from the US segment numbers.

[5]	Due to rounding, these numbers may not add up precisely to the total provided within this document and the 10-K.

US GAAP - Group consolidated cash flow statement

$m	FY 2021	FY 2022	FY 2023
Cash flows from operating activities:
Net loss	(757)	(370)	(1,211)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	1,010	1,075	1,285
Impairment Loss	—	—	725
Change in fair value of derivatives	(141)	(152)	(7)
Non-cash interest (income) / expense, net	17	7	(12)
Non-cash operating lease expense	70	96	117
Unrealized foreign currency exchange (gain) / loss	101	196	(225)
Loss/(gain) on disposal	(16)	—	5
Share-based compensation – equity classified	63	132	180
Share-based compensation – liability classified	425	49	10
Other (expense)/income, net	69	(89)	163
Deferred tax benefit	(12)	(145)	(132)
Loss / (gain) on extinguishment of long-term debt	(130)	65	6
Change in contingent consideration	7	(6)	(2)
Change in operating assets and liabilities:
Player deposits	—	(72)	(1)
Accounts receivable	(17)	(12)	23
Prepaid expenses and other current assets	(41)	(97)	146
Accounts payable	(1)	(24)	(4)
Other current liabilities	(117)	207	366
Player deposit liability	80	376	(382)
Operating leases liabilities	(57)	(73)	(113)

Net cash provided by operating activities	553	1,163	937

Cash flows from investing activities:
Purchases of property and equipment	(122)	(122)	(159)
Purchases of intangible assets	(85)	(100)	(175)
Capitalized software	(152)	(207)	(268)
Acquisitions, net of cash acquired	(70)	(2,095)	—
Proceeds from disposal of property and equipment	175	7	—

Net cash used in investing activities	(254)	(2,517)	(602)

Cash flows from financing activities:
Proceeds from issue of common share upon exercise of options	18	9	13
Proceeds from issuance of long-term debt (net of transaction costs)	1,661	4,692	2,018
Repayment of long-term debt	(1,033)	(2,646)	(1,837)
Acquisition of non-controlling interests	—	(251)	(95)
Distributions to non-controlling interests	(23)	(7)	—
Payment of contingent consideration	(10)	(11)	—
Repurchase of common share	(252)	(3)	(212)

Net cash (used in)/provided by financing activities	361	1,783	(113)

Net increase in cash, cash equivalents and restricted cash	660	429	222
Cash, cash equivalents and restricted cash – Beginning of period	2,151	2,681	2,990
Foreign currency exchange gain/(loss) on cash and cash equivalents	(130)	(120)	59

Cash, cash equivalents and restricted cash – end of period	2,681	2,990	3,271

Cash, cash equivalents and restricted cash comprise of:
Cash and cash equivalents	1,286	966	1,497
Cash and cash equivalents—restricted	10	16	22
Player deposits – cash and cash equivalents	1,385	2,008	1,752

Cash, cash equivalents and restricted cash – end of year	2,681	2,990	3,271

Supplemental disclosures of cash flow information:
Interest paid	214	222	408
Income taxes paid (net of refunds)	191	199	255
Non-cash investing and financing activities:
Purchase of intangible assets with accrued expense	—	21	—
Operating lease right-of-use assets obtained in exchange of operating lease liabilities	135	148	73
Adjustments to lease balances as a result of remeasurement	20	18	22
Business acquisitions (including contingent consideration)	24	—	—
Cancellation of Treasury Shares	60	—	—
Reduction in capital	13,631	—	—
Proceeds from issuance as part of debt restructuring	—	—	5,267
Principal amount of extinguishment as part of debt restructuring	—	—	4,622

Non-GAAP reconciliations

Group Adjusted EBITDA reconciliation
$m	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Net loss	121	(516)	(224)	(137)	(757)	(105)	19	(201)	(84)	(370)	(251)	204	(287)	(877)	(1,211)
Add back:
Income taxes	27	201	(15)	(19)	194	21	28	92	(66)	75	98	(53)	16	59	120
Other (expense)/income, net	(88)	16	(97)	68	(101)	(91)	27	(32)	91	(5)	45	(11)	44	80	157
Interest expense, net	53	54	107	—	215	41	35	52	84	212	92	83	92	117	385
Depreciation and amortization	250	257	252	247	1,010	244	263	255	315	1,075	298	302	317	367	1,285
Transaction fees and associated costs[1]	—	—	—	29	29	5	8	12	18	43	3	17	26	45	92
Restructuring and integration costs[2]	14	14	17	20	63	21	21	39	74	155	25	26	28	46	126
Legal settlements/(loss contingencies)[3]	3	3	198	19	223	—	—	—	(44)	(44)	(1)	—	—	1	—
Gaming tax expenses[4]	—	—	—	10	10	—	—	—	—	—	—	—	—	—	—
Impairment of PPE and Intangible Assets[5]	—	—	—	—	—	—	—	—	—	—	—	—	—	725	725

Adjusted EBITDA	380	29	238	238	886	137	401	217	388	1,142	310	568	236	564	1,678

Revenue	2,047	2,191	1,992	2,078	8,308	2,108	2,287	2,227	2,842	9,463	2,918	3,000	2,559	3,312	11,790
Adjusted EBITDA margin	18.6%	1.3%	12.0%	11.5%	10.7%	6.5%	17.5%	9.7%	13.6%	12.1%	10.6%	18.9%	9.2%	17.0%	14.2%
Add back:
Share-based compensation expense	7	402	47	27	484	42	30	59	17	147	43	64	25	64	196

Further Adjusted EBITDA	387	430	286	266	1,369	178	430	276	405	1,289	352	632	261	629	1,874

Further Adjusted EBITDA margin	18.9%	19.6%	14.3%	12.8%	16.5%	8.5%	18.8%	12.4%	14.2%	13.6%	12.1%	21.1%	10.2%	19.0%	15.9%

[1]

Fees primarily associated with (i) transaction fees related to the proposed listing of Flutter’s ordinary shares in the U.S. of $86 million for the year ended December 31, 2023; (ii) Fox Option arbitration proceedings of $30 million and acquisition-related costs in connection with tombola and Sisal of $11 million for the year ended December 31, 2022; and (iii) advisory fees related to the potential listing of a minority stake of FanDuel in the U.S., which was announced in May 2021, of $13 million, Fox Option arbitration proceedings of $8 million, and acquisition-related costs in connection with Junglee Games, Singular, Sisal and tombola for fiscal 2021 of $8 million.

[2]

During the year ended December 31, 2023 costs of $126 million (year ended December 31, 2022: $155 million) primarily relate to various restructuring and other strategic initiatives to drive increased synergies arising primarily from the acquisitions of TSG and Sisal. These actions include efforts to consolidate and integrate our technology infrastructure, back-office functions and relocate certain operations to lower cost locations. The costs primarily include severance expenses, advisory fees and temporary staffing cost. Costs also include implementation costs of an enterprise resource planning system that could not be capitalized.

[3]

Relates to (i) release of legacy TSG legal provisions of $44 million for fiscal 2022 and (ii) settlement of a historic case in the Commonwealth of Kentucky against certain subsidiaries of legacy TSG of $223 million for fiscal 2021.

[4]	Relates to the late payment interest regarding a historical German tax assessment on Betfair Exchange in 2012.

[5]

In the fourth quarter of 2023, the Group recognized an intangible asset impairment loss of $725 million in sales and marketing expenses related to PokerStars trademark within the International segment. The impairment was primarily driven by an assessment of strategy and operational model aimed at maximizing the value of PokerStars’ proprietary poker assets consistent with our International segment strategy to combine global scale with local presence.

[6]	Due to rounding, these numbers may not add up precisely to the total provided within this document and the 10-K.

Non-GAAP reconciliations

Group adjusted free cash flow
$m	FY 2021	FY 2022	FY 2023
Net cash provided by operating activities	553	1,163	937
Less:
Change in player deposits	—	72	1
Change in player deposit liability	(80)	(376)	382
Add cash impact of:
Transaction fees and associated costs	23	32	83
Restructuring and integration costs	61	114	137
Legal settlement/loss contingencies	223	—	—
Less cash impact of:
Purchase of property and equipment	(122)	(122)	(159)
Purchases of intangible assets	(85)	(100)	(175)
Capitalized software	(152)	(207)	(268)

Adjusted free cash flow	421	576	938

Group adjusted net debt reconciliation
$m	FY 2021	FY 2022	FY 2023
Long-term debt	4,797	6,707	7,005
Long-term debt due within one year	30	43	51

Total Debt	4,827	6,750	7,056
Add:
Transactions costs, premiums or discount included in the carrying value of debt	57	41	54
Less:
Unrealized foreign exchange on translation of foreign currency debt [1]	(32)	(151)	182
Cash and cash equivalents	(1,287)	(966)	(1,497)

Adjusted Net Debt	3,565	5,674	5,795

[1]	Representing the adjustment for foreign exchange that is economically hedged as a result of our cross-currency interest rate swaps to reflect the net cash outflow on maturity.

Non-GAAP reconciliations

Adjusted net profit attributable to Flutter shareholders
$m	FY 2021	FY 2022	FY 2023
Net loss	(757)	(370)	(1,211)
Add (Less):
Transaction fees and associated costs	29	43	92
Restructuring and integration costs	63	155	126
Legal settlements/loss contingencies	223	(44)	—
Gaming tax dispute	10	—	—
Impairment of PPE and Intangible Assets	—	—	725
Amortization of acquired intangibles	738	749	791
Accelerated amortization	—		30
Loss/(gain) on settlement of long-term debt	(130)	65	6
Financing related fees not eligible for capitalization	27	9	29
Gain from disposal of Oddschecker Global Media	(17)		—
Share-based compensation	484	147	196
Tax impact of above adjustments [2]	(67)	(199)	(150)

Adjusted net profit	604	556	634

Less:
Net gain/loss attributable to non-controlling interests and redeemable non-controlling interests[3]	(13)	(1)	13
Adjustment of redeemable non-controlling interest to redemption value[4]	179	63	(2)

Adjusted net profit attributable to Flutter shareholders	438	494	623

Weighted average number of shares	176	177	177

[2]	Tax rates used in calculated adjusted net profit attributable to Flutter shareholders is the statutory tax rate applicable of the geographies in which the adjustments were incurred.
[3]	Represents net loss attributed to the non-controlling interest in Sisal and the redeemable non-controlling interest in FanDuel, Junglee and Adjarabet (2022).
[4]

Represents the adjustment made to the carrying value of the redeemable non-controlling interests in Junglee and Adjarabet (2022) to account for the higher of (i) the initial carrying amount adjusted for cumulative earnings allocations, or (ii) redemption value at each reporting date through retained earnings.

[5]	Due to rounding, these numbers may not add up precisely to the total provided within this document and the 10-K.

Adjusted earnings per share
$	FY 2021	FY 2022	FY 2023
Net loss per Flutter shareholders	(5.25)	(2.44)	(6.89)
Add (Less):
Transaction fees and associated costs	0.16	0.24	0.52
Restructuring and integration costs	0.36	0.88	0.71
Legal settlements/loss contingencies	1.27	(0.25)	—
Gaming tax dispute	0.06	—	—
Impairment of PPE and Intangible Assets	—	—	4.09
Amortization of acquired intangibles	4.20	4.24	4.46
Accelerated amortization			0.17
Loss/(gain) on settlement of long-term debt	(0.74)	0.37	0.03
Financing related fees not eligible for capitalization	0.15	0.05	0.16
Gain from disposal of Oddschecker Global Media	(0.10)	—	—
Share—based compensation	2.75	0.83	1.11
Tax impact of above adjustments [2]	(0.38)	(1.12)	(0.85)

Adjusted earnings per share	2.49	2.79	3.51

2024 Accounting policy changes1

From 1 January 2024, PokerStars US will be included in the International division for reporting purposes reflecting how the business is now managed. This change is not be reflected in fiscal year 2023 reporting and is therefore not reflected in the historic comparative information provided in this pack. This will be effective for Q1 2024 reporting, at which point historic comparatives will be recast. As such, please refer to the summary of PokerStars US historical financial information below enabling adjustments to be made after fiscal year 2023 reporting, but ahead of Q1 2024 reporting. To make these adjustments the PokerStars US numbers provided must be added to the International segment and subtracted from the US segment numbers.

PokerStars US

$m (except AMPS and %)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023
Average monthly players (‘000s)	100	87	78	85	88	84	66	66	69	71	71	57	52	49	57
Sportsbook stakes	112	81	64	104	361	68	43	34	45	190	34	23	6	—	62
Sportsbook net revenue margin	4.4%	3.5%	2.9%	2.9%	3.5%	3.6%	4.1%	7.5%	3.8%	4.5%	8.6%	6.0%	(6.3%)	0.0%	6.3%
Sportsbook	5	3	2	3	12	2	2	3	2	8	3	1	(0)	(0)	4
iGaming	28	27	22	21	99	20	18	18	18	73	21	19	18	17	76
Other	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total revenue	33	30	24	24	111	22	20	20	19	82	24	21	18	17	80

Adjusted EBITDA	(30)	(20)	(12)	(16)	(77)	(18)	(17)	(17)	(38)	(91)	(18)	(19)	(13)	(15)	(65)
Adjusted EBITDA margin	(89.5%)	(66.0%)	(48.6%)	(66.3%)	(69.3%)	(81.0%)	(84.3%)	(85.6%)	(197.2%)	(110.5%)	(73.6%)	(93.5%)	(70.5%)	(89.8%)	(81.4%)
Share-based compensation expense	0	0	0	0	0	(0)	1	1	1	2	0	0	0	0	0

Further Adjusted EBITDA	(30)	(20)	(12)	(16)	(77)	(18)	(16)	(16)	(37)	(88)	(18)	(19)	(13)	(15)	(65)

Further Adjusted EBITDA margin	(89.4%)	(65.9%)	(48.5%)	(66.2%)	(69.2%)	(81.1%)	(80.6%)	(81.9%)	(193.2%)	(107.7%)	(72.9%)	(92.0%)	(70.3%)	(89.7%)	(80.8%)
Additional information: Segment operating expenses
Cost of sales	24	23	18	16	81	14	17	14	15	59	15	16	12	14	56
Technology, research and development expenses	2	3	2	2	9	2	(0)	3	(1)	4	2	(0)	2	1	5
Sales & marketing expenses	33	20	9	15	76	15	11	9	22	58	14	11	4	6	35
General and administrative expenses	4	4	7	7	22	9	9	12	22	51	12	14	13	11	50

Additional information: Share-based compensation expense for segment operating expenses[2]
Cost of sales	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Technology, research and development expenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales & marketing expenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expenses	0	0	0	0	0	(0)	1	1	1	2	0	0	0	0	1

Additional information: Segment cost of sales and operating expenses excluding share based payments[2]
Cost of sales	24	23	18	16	81	14	17	14	15	59	15	16	12	14	56
Technology, research and development expenses	2	3	2	2	9	2	(0)	3	(1)	4	2	(0)	2	1	5
Sales & marketing expenses	33	20	9	15	76	15	11	9	22	58	14	11	4	6	35
General and administrative expenses	4	4	7	7	22	9	9	11	21	49	11	13	13	11	49

[1]	Accounting policy changes are effective from 1 January 2024 and will be reflected in Q1 reporting. Prior year comparatives will be recast for these changes.
[2]

From January 1, 2024, Adjusted EBITDA will exclude the cost of share-based payments and the term Further Adjusted EBITDA will become redundant. This change is not reflected in fiscal year 2023 reporting, it will be effective for Q1 2024 reporting. We have however included a reconciliation of the segment cost of sales and operating expenses including share based payments to the segment cost of sales and operating expense excluding share based payments in this pack.

[3]	Due to rounding, these numbers may not add up precisely to the total provided within this document and the 10-K.

Non-GAAP Measures

Non-GAAP financial measures disclaimer

This pack includes Adjusted EBITDA, Further Adjusted EBITDA, Adjusted EBITDA Margin, Further Adjusted EBITDA Margin, Adjusted net profit attributable to Flutter shareholders, Adjusted earnings per share (Adjusted EPS), Segment Further Adjusted EBITDA, Net Debt and Adjusted Free Cash Flow, which are non-GAAP financial measures that we use to supplement our results presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are presented solely as supplemental disclosures to reported GAAP measures because we believe that these non-GAAP measures are useful in evaluating our operating performance, similar to measures reported by its publicly-listed U.S. competitors, and regularly used by analysts, lenders, financial, institutional and retail investors as measures of performance. Adjusted EBITDA, Further Adjusted EBITDA, Adjusted EBITDA Margin, Further Adjusted EBITDA Margin, Adjusted net profit attributable to Flutter shareholders, Adjusted earnings per share (Adjusted EPS), Segment Further Adjusted EBITDA, Net Debt and Adjusted Free Cash Flow, are not intended to be substitutes for any GAAP financial measures, and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.

Definitions of non-GAAP financial measures

Adjusted EBITDA is defined on a Group basis as net profit/(loss) before income taxes; other (expense)/income, net; interest expense, net; depreciation and amortization; transaction fees and associated costs; restructuring and integration costs; legal settlements (loss contingencies) gaming taxes expenses and impairment of PPE and intangible assets.

Further Adjusted EBITDA is defined as Adjusted EBITDA excluding share-based payments. From January 1, 2024, Adjusted EBITDA will exclude the cost of share-based payments and the term Further Adjusted EBITDA will become redundant. We believe that this presentation is common practice in our industry and improves comparability of our results with those of our peers. From January 1, 2024, Adjusted EBITDA will exclude the cost of share-based compensation. We believe that this presentation is common practice in our industry and improves comparability of our results with those of our peers.

Segment Further Adjusted EBITDA is defined as segment Adjusted EBITDA which is our segment measure of profit or loss excluding share-based compensation. Segment Further Adjusted EBITDA Margin is segment Adjusted Further Adjusted EBITDA as a percentage of revenue. From January 1, 2024, Adjusted EBITDA will exclude the cost of share-based compensation. We believe that this presentation is common practice in our industry and improves comparability of our results with those of our peers

Adjusted EBITDA Margin and Further Adjusted EBITDA Margin are Adjusted EBITDA and Further Adjusted EBITDA as a percentage of revenue, respectively.

Adjusted net profit attributable to Flutter shareholders is net profit/(loss) as adjusted for after tax effects of transaction fees and associated costs; restructuring and integration costs; legal settlements (loss contingencies), gaming taxes, disputes, amortization of acquired intangibles, accelerate amortization, loss/(gain) on settlement of long-term debt, financing related fees not eligible for capitalization, gain from disposal of businesses and share-based compensation.

Adjusted EPS is calculated by dividing adjusted net income attributable to Flutter shareholders by the number of diluted weighted-average ordinary shares outstanding in the period.

Net debt is defined as total debt, excluding premiums, discounts, and deferred financing expenses, and the effect of foreign exchange that is economically hedged as a result of our cross-currency interest rate swaps reflecting the net cash outflow on maturity less cash and cash equivalents.

Adjusted Free Cash Flow is defined as net cash provided by operating activities excluding changes in operating assets and liabilities related to player deposits, investment and player deposit liabilities, cash paid for transaction fees and associated cost, restructuring fees and integration cost, legal settlement/loss contingencies less payments for property and equipment, intangible assets and capitalized software. We believe that excluding these items from adjusted free cash flow better portrays our ability to generate cash, as such items are not indicative of our operating performance for the period.

Usefulness of non-GAAP financial measures

Adjusted EBITDA, Further Adjusted EBITDA, Adjusted EBITDA Margin, Further Adjusted EBITDA Margin, Adjusted net profit attributable to Flutter shareholders, Segment Further Adjusted EBITDA and Adjusted earnings per share (Adjusted EPS) are non-GAAP measures and should not be viewed as measures of overall operating performance, indicators of our performance, considered in isolation, or construed as alternatives to operating profit/(loss), net profit/(loss) measures or earnings per share, or as alternatives to cash flows from operating activities, as measures of liquidity, or as alternatives to any other measure determined in accordance with GAAP. Management has historically used these measures when evaluating operating performance because we believe that they provide additional perspective on the financial performance of our core business

We believe net debt is a meaningful financial measure that may assist investors in understanding our financial condition and recognizing underlying trends in our capital structure.

Adjusted free cash flow may be useful to investors and other users of our financial statements as a supplemental measure of our cash performance, but should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating cash flows presented in accordance with GAAP. Adjusted free cash flow does not necessarily represent funds available for discretionary use and is not necessarily a measure of our ability to fund our cash needs. Our calculation of adjusted free cash flow may differ from similarly titled measures used by other companies, limiting their usefulness as a comparative measure.